$718,281,000 (Approximate)
                          PNC Mortgage Acceptance Corp.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                                          May 26, 2000
Securitized Products Group      Morgan Stanley Dean Witter
--------------------------------------------------------------------------------

                                 CMBS New Issue
                          PNC Mortgage Acceptance Corp.
                                 Series 2000-C1
                             Preliminary Term Sheet

                         -----------------------------
                      Expected Pricing Date: June [ ], 2000
                         -----------------------------

                                  $718,281,000
                                  (Approximate)

                           Midland Loan Services, Inc.
                                    CIBC Inc.
                         Residential Funding Corporation
                                   as Sellers
                 Midland Loan Services, Inc., as Master Servicer
            GMAC Commercial Mortgage Corporation, as Special Servicer
                  Commercial Mortgage Pass-Through Certificates

                         -----------------------------

MORGAN STANLEY DEAN WITTER                                  PNC CAPITAL MARKETS
                              CIBC WORLD MARKETS CORP.
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1


Transaction Highlights
----------------------
> Contributors:
     --------------------------------------------------------------
                  No. of
     Sellers      Loans        Cut-Off Date Balance      % of Pool
     --------------------------------------------------------------
      Midland      107           $418,607,493               52.2%
      CIBC          58            229,963,790               28.7
      RFC           60            153,977,687               19.2
     --------------------------------------------------------------
     Total:       225           $802,548,970              100.0%
     --------------------------------------------------------------
> Loan Pool:
  o  Average Loan Balance:  $3.6 million     o  Five Largest Loans/Loan Groups:
     (0.4% of Pool)                             13.4% of Pool
  o  Largest Loan Balance: $27.2 million     o  Ten Largest Loans/Loan Groups:
     3.4% of Pool                               22.8% of Pool

> Credit Statistics:
  o  Weighted average debt service           o  Weighted average cut-off date
     coverage ratio of  1.35x                   loan-to-value ratio of  70.6%

> Property Types:
  o Retail, office, industrial & multifamily properties comprise 90.7% of the Pool

          Retail         29.6%
          Multi-Family   28.5%
          Mixed Use       1.3%
          Other           0.1%
          Self Storage    1.3%
          Hospitality     6.7%
          Industrial     16.6%
          Office         16.1%

> Call Protection:
  o  Lockout period followed by defeasance: 69.8% of Pool
  o Lockout period followed by yield maintenance or the greater of yield main-tenance and 1% or 5% of the principal amount prepaid: 30.1% of Pool
  o  Lockout period followed by declining penalty: 0.1% of Pool

> Collateral Terms:  The Pool has a WAC of 8.104 and a WAM of 114 months

> Collateral Information:   Updated loan information will be part of the monthly
  remittance report available from the Trustee in addition to detailed payment and delinquency information. Updated property operating and occupancy information, to the extent delivered by borrowers, will be available to Certificateholders from the Master Servicer

> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG

> It is expected that this transaction  will be included as a part of the Lehman
  Aggregate Bond Index

                                      T-1
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1


Offered Certificates
--------------------

-------------------------------------------------------------------------------------------
                                   Rating    Average              Scheduled     Initial
                     Subordination (Fitch/    Life   Principal     Final     Pass-Through
 Class    Amount(1)    Levels      Moody's)  (years)  Window(3) Distribution    Rate(4)
                                               (2)                 Date            (5)
-------------------------------------------------------------------------------------------
  A-1    $150,859,000   23.50%     AAA/Aaa    5.70      1-96     6/15/2008         [ ]
-------------------------------------------------------------------------------------------
  A-2    $463,090,000   23.50%     AAA/Aaa    9.07     96-117    2/15/2010         [ ]
-------------------------------------------------------------------------------------------
  B       $34,109,000   19.25%     AA/Aa2     9.67    117-118    3/15/2010         [ ]
-------------------------------------------------------------------------------------------
  C                     15.00%      A/A2      9.74    118- 118   3/15/2010         [ ]
          $34,108,000
-------------------------------------------------------------------------------------------
  D                     13.75%      A-/A3     9.74    118-118    3/15/2010         [ ]
          $10,032,000
-------------------------------------------------------------------------------------------
  E                     10.50%    BBB/Baa2    9.75    118-119    4/15/2010         [ ]
          $26,083,000
-------------------------------------------------------------------------------------------

Private Certificates (6)
------------------------
     -------------------------------------------------------------------------------------------
                                                                      Scheduled
                                         Rating                         Final        Initial
                          Subordination  (Fitch/  Average  Principal Distribution  Pass-Through
      Class    Amount(1)     Levels     Moody's)  Life(2)   Window(3)   Date       Rate(4)(5)(7)
     -------------------------------------------------------------------------------------------
        X         --           --         --       --        --          --             [ ]
       F-O     $84,267,969     --         --       --        --          --             [ ]
     -------------------------------------------------------------------------------------------

Notes:
     (1)  In the case of each such  Class,  subject to a  permitted  variance of plus or minus 5%. The Class X  Notional  Amount is equal to the sum of all Certificate Balances outstanding from time to time.
     (2)  Based   on  Maturity  Assumptions  and a 0%  CPR as  described  in the
          Prospectus Supplement.
     (3)  Principal   Window is the  period  (expressed  in terms of months  and
          commencing   with the month of the  first  Distribution  Date)  during
          which   distributions  of  principal  are  expected  to be made to the holders  of each  designated  Class in  accordance  with the  Maturity
          Assumptions and a 0% CPR as described in the Prospectus Supplement.
     (4)  Other than the Class B,  Class C, Class D  and Class E of the  offered certificates  and  Class X  and Class F of the  private  certificates, each  Class of Certificates will accrue interest  generally at a fixed rate of interest subject to a WAC cap.
     (5)  The  Pass-Through  Rates  on each of the Classes will be determined at pricing.
     (6)  Certificates to be offered privately pursuant to Rule 144A.
     (7)  The  Pass-Through   Rate   on  the  Class  X   Certificates   on  each
          Distribution Date will equal, in general,  the  NWAC  Rate  minus  the
          weighted average of the  Pass-Through   Rates   of  the   classes   of
          certificates that are entitled to distributions of principal.


                                      T-2
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

  I. Issue Characteristics
     ---------------------
     Issue Type:            Public: Class A-1, A-2, B, C, D and E  (the "Offered
                            Certificates")

                            Private (Rule 144A): Class X, F, G, H, J, K, L, M, N and O

     Securities Offered:    Six monthly pay, multi-class sequential pay commer-
                            cial mortgage  REMIC Pass-Through Certificates, in-
                            cluding  2  fixed-rate   principal   and   interest
                            classes (A-1 and A-2) and 4 weighted average coupon based principal and interest classes (B, C, D and E)

     Collateral:            The  collateral consists of a $802,548,970  pool  of
                            fixed-rate commercial and multifamily Mortgage Loans

     Sellers: Midland Loan Services, Inc., CIBC Inc. and Residen-tial Funding Corporation

     Book-Running Manager:  Morgan Stanley & Co. Incorporated

     Co-Lead Managers:      Morgan  Stanley & Co. Incorporated and  PNC  Capital
                            Markets Inc.

     Co-Manager:            CIBC World Markets Corp.

     Master Servicer:       Midland Loan Services, Inc.

     Special Servicer:      GMAC Commercial Mortgage Corporation

     Trustee/Fiscal Agent:  LaSalle Bank National Association

     Pricing Date:          On or about June [  ], 2000

     Closing Date:          On or about June [  ], 2000

     Distribution Dates:    The 15th of each month, or if the 15th is not a bus-
                            iness day, the next business day beginning in  July,
                            2000

     Cut-Off Date:          June 1, 2000

     Minimum Denominations: $25,000 for Class A Certificates;  $50,000 for Class
                            B, C, D and E Certificates

     Settlement Terms:      DTC, Euroclear and Clearstream, same day funds, with
                            accrued interest

     Legal/Regulatory       Class A-1 and A-2 Certificates are  expected  to  be
     Status:                eligible for exemptive relief under ERISA.  No Class
                            of Certificates is SMMEA eligible

     Risk Factors:          THE  CERTIFICATES  INVOLVE A  DEGREE OF RISK AND MAY
                            NOT BE SUITABLE  FOR  ALL INVESTORS. SEE  THE  "RISK
                            FACTORS" SECTION OF THE  PROSPECTUS  SUPPLEMENT  AND
                            THE PROSPECTUS

                                      T-3


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

II.  Structure Characteristics
     -------------------------
   Class A-1 and A-2 certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class B, C, D and E Certificates are weighted average coupon REMIC Pass-Through Certificates. The Class X Certificates are variable rate interest only REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                                        Class X (1)(2)
                                 ---------------------  --------------
Offered           Class A-1           Aaa / AAA                        $150.9MM
Certificates                     ---------------------  --------------

                                 ---------------------  --------------
                  Class A-2           Aaa / AAA                        $463.1MM
                                 ---------------------  --------------

                                 -------------------------------------
                  Class B                      Aa2 / AA                 $34.1MM
                                 -------------------------------------

                                 -------------------------------------
                  Class C                       A2 / A                  $34.1MM
                                 -------------------------------------

                                 -------------------------------------
                  Class D                      A3 / A-                  $10.0MM
                                 -------------------------------------

                                 -------------------------------------
                  Class E                     Baa2 / BBB                $26.1MM
                                 -------------------------------------


                                 -------------------------------------
Privately         Class F (2)                     -                     $12.0MM
Offered                          -------------------------------------
Certificates
                                 ----------  -------------------------
                  Classes G-O
                  (2)                -                                  $72.2MM
                                 ----------  -------------------------


Note:     (1)  Class X is entitled to interest  (on a notional  amount  equal to the aggregate pool balance) at an annual rate generally equal to the difference between the weighted average of the net mortgage rates over the weighted average of the pass-through rates for the classes of Principal Balance Certificates.
          (2)  To be offered privately pursuant to Rule 144A

                                      T-4
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

      Interest                Each Class of Certificates (other than the Class V
      Distributions:          and Class R Certificates) will be entitled on each
                              Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate
                              Balance or Notional Amount of such Class, as applicable.

      Pass-Through Rates:     Class A-1:            [   ]
                              Class A-2:            [   ]
                              Class B:              [   ]
                              Class C:              [   ]
                              Class D:              [   ]
                              Class E:              [   ]
                              Classes F-O:           --
                              Class X:              See Note on page T-2

                              The Pass-Through Rate for each class of Principal Balance Certificates for any Distribution Date will not exceed the Weighted Average Net Mortgage Rate ("NWAC") for such Distribution Date.

      Principal               Principal will be  distributed  on each  Distribu-
      Distributions:          tion Date to the most  senior  Class  (i.e.,   the
                              Class with the  earliest    alphabetical/numerical
                              Class  designation)  of  the  Principal    Balance
                              Certificates outstanding,  until  its  Certificate
                              Balance  is reduced  to zero  (sequential  order).
                              If, due to losses,  the   Certificate  Balances of
                              the Class B through Class O Certificates are re-duced to zero, payments of principal to the Class
                              A-1 and A-2 Certificates will be made on a pro rata basis.

                                      T-5
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1


      Prepayment Premium      Any Prepayment Premium collected with respect to a
      Allocation:             Mortgage Loan during any   particular   Collection
                              Period will be  distributed to the holders of each
                              Class of  Principal  Certificates  (other  than an
                              excluded  class as defined below) then entitled to
                              distributions  of principal  on such  distribution
                              date.  Such class will be entitled to an aggregate
                              amount  (allocable  on a pro rata  basis  based on
                              principal payments if there is more than one Class
                              of Principal  Balance  Certificates  entitled to a
                              distribution of principal)  equal to the lesser of
                              (a) such  Prepayment  Premium Payment and (b) such
                              Prepayment   Premium   Payment   multiplied  by  a
                              fraction,  the  numerator of which is equal to the
                              excess,   if  any,   of  the   Pass-Through   Rate
                              applicable to the most senior of such Classes of Principal Balance Certificates then outstanding
                              (or,  in  the  case  of two  Classes  of  Class  A
                              Certificates, the one with the earlier payment priority), over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                              The portion, if any, of the Prepayment Premium remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X Certificates. For the purposes of the foregoing, the classes G, H, J, K, L, M, N and O are the excluded classes.

                              The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

                              o Two Classes of Certificates: Class A-1 and X
                              o The characteristics of the Mortgage Loan being
                                prepaid are as follows
                                -  Loan Balance: $10,000,000
                                -  Mortgage Rate: 8.00%
                                -  Maturity Date: 10 years (May 1, 2010)
                              o  The Discount Rate is equal to 5.75%
                              o  The  Class  A-1  Pass  Through Rate is equal to
                                 7.00%



                                                     Class A-1              Class X
              Method                                Certificates          Certificates
--------------------------------------------       ---------------     ------------------

(Class A-1 Pass Through Rate - Discount Rate)      (7,00% - 5.75%)     (100.00% - 55.56%)
---------------------------------------------      ---------------
    (Mortgage Rate - Discount Rate)                (8.00% - 5.75%)

                                                    --------------      -----------------
Prepayment Premium Allocation                           55.56%               44.44%

                                      T-6

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1


Credit Enhancement: Each Class of Certificates  (other than Classes A-1, A-2 and
                    X) will be subordinate to all other Classes with an earlier alphabetical Class designation.

 Advancing:         The Master  Servicer,  the Trustee and the Fiscal  Agent (in
                    that order) will each be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance (and the Special Servicer will be obligated to make emergency Servicing Advances), but only to the extent that such Advances are deemed recoverable.

Realized Losses Realized Losses and Expense Losses, if any, will be and Expense Losses: allocated to the Class O, Class N, Class M, Class L, Class
                    K,  Class J,  Class H,  Class G,  Class F, Class E, Class D,
                    Class C and Class B Certificates, in that order, and then to Classes A-1 and A-2, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which will be payable, without interest, in subsequent periods, subject to available funds.

Prepayment/Balloon  For   any  Distribution  Date, any  Net Aggregate Prepayment
Interest            Interest    Shortfall   not  offset  by  the  Servicing  Fee
Shortfalls:         (but  not  to  exceed  0.02%  per   annum  per  loan),  will
                    generally   be   allocated   pro  rata  to  each   Class  of
                    Certificates  in proportion to its  entitlement to interest.

Appraisal           An  appraisal  reduction  generally  will be  created in the
Reductions:         amount,  if  any,  by  which  the  Principal  Balance  of  a
                    Specially Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property, plus reserves for escrows (other than taxes and insurance) that are pledged as collateral for the loan. The Appraisal Reduction Amount will reduce proportionately the amount of delinquent interest advanced for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificate outstanding.

                    An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has become a corrected mortgage loan, as defined in the Prospectus Supplement.

                                      T-7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1


Operating Adviser:  The  Operating  Adviser,  which  may  be  appointed  by  the
                    Controlling Class, will have the right to advise the Special Servicer with respect to certain actions regarding Specially Serviced Mortgage Loans. Examples include the right to make certain modifications, foreclose, sell, bring an REO Property into environmental compliance or accept substitute or additional collateral. In addition, subject to the satisfaction of certain conditions, the Operating Adviser will have the right to direct the Trustee to remove the Special Servicer and appoint a Successor Special Servicer that must be acceptable to each Rating Agency.

Controlling Class:  The Controlling Class will generally be the most subordinate
                    Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the most subordinate Class of Principal Balance Certificates still outstanding will be the controlling class.

Special Servicer:   In general, the Special Servicer has the right to modify the terms of a Specially Serviced Mortgage Loan if it determines that the related borrower is in default or default is reasonably foreseeable and such modification would increase the net present value of the proceeds to the Trust, provided that the Special Servicer generally may not extend the maturity date of a Mortgage Loan beyond two years prior to the Rated Final Distribution Date.

Optional            The  majority  holders of the  Controlling  Class,  then the
Termination:        Master  Servicer,  then the  Special  Servicer  and then the holder of a majority of the R-I  Certificates  will have the option to purchase,  in whole but not in part, the remaining assets  of the Trust on or after  the  Distribution  Date on which the current  aggregate stated principal balance of the
                    Mortgage  Loans is less  than or equal to 1% of the  initial aggregate  stated  principal  balance of the Mortgage Loans.
                    Such  purchase  price will  generally be at a price equal to the  unpaid  aggregate  Scheduled  Principal  Balance of the
                    Mortgage  Loans,   plus  accrued  and  unpaid  interest  and
                    unreimbursed  Advances.

Reports to          The   Trustee    will    prepare    and   deliver    monthly
Certificateholders: Certificateholder Reports. The Special Servicer will prepare and deliver to the Trustee a monthly Special Servicer Report summarizing the status of each Specially  Serviced  Mortgage
                    Loan.  The Master  Servicer  and the Special  Servicer  will prepare and deliver to the Trustee an annual report  setting forth,  among other things, the debt service coverage ratios for each Mortgage  Loan,  as available.  Each of the reports will  be  available  to  the  Certificateholders.  A  report containing  information regarding the Mortgage Loans will be available electronically at www.lnbabs.com
                                                --------------

                                      T-8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

III. Sellers        Midland Loan Services, Inc.
     -------        ---------------------------
                    The Mortgage Pool includes 107 Mortgage Loans, representing approximately 52.2% of the Initial Pool Balance, which were originated by or on behalf of Midland Loan Services, Inc.
                    ("MLS").

                    MLS is a  wholly  owned  subsidiary  of PNC  Bank,  National
                    Association. MLS which originates and acquires mortgage loans secured by mortgages on commercial and multifamily real estate. PNC Capital Markets is an affiliate of MLS.

                    CIBC Inc.
                    ---------
                    The Mortgage Pool includes 58 Mortgage Loans, representing approximately 28.7% of the Initial Pool Balance, which were either acquired or originated by or on behalf of CIBC Inc.

                    CIBC Inc. is a majority owned subsidiary of Canadian Imperial Holdings Inc. and is incorporated under the laws of Delaware. Canadian Imperial Holdings Inc. is a wholly owned subsidiary of CIBC Delaware Holdings Inc., also a Delaware corporation, which is a subsidiary of Canadian Imperial Bank of Commerce, a bank chartered under the Bank Act of Canada. CIBC Inc. is a commercial finance company that originates commercial and multi-family real estate loans, purchases participations in loans from third-party lenders and otherwise extends credit to Fortune 1000 companies. CIBC Inc. is an affiliate of CIBC World Markets Corp., formerly known as CIBC Oppenheimer Corp.

                    Residential Funding Corporation
                    -------------------------------
                    The Mortgage Pool includes 60 Mortgage Loans, representing approximately 19.2% of the Initial Pool Balance, which were either acquired or originated by or on behalf of Residential Funding Corporation ("RFC").

                    RFC is a direct wholly owned subsidiary of GMAC Mortgage Group, Inc. RFC Commercial is a division of RFC which originates and acquires mortgage loans secured by mortgages on commercial and multifamily real estate.

                                      T-9
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

IV.     Collateral Description
        -----------------------
        Summary: The Mortgage Pool consists of an $802,548,970 pool of 225 fixed-rate, first lien mortgage loans secured by first liens on commercial and multifamily properties located throughout 36 jurisdictions. As of the Cut-Off Date, the Mortgage Loans have a weighted average mortgage rate of 8.104% and a weighted average remaining term to maturity of 114 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.


        Seismic     For  loans  originated  by  Midland,  RFC or CIBC,  all loan
        Review      requests  secured by properties in California are subject to
        Process:    a third party seismic report.

                    Generally, any proposed loan originated by Midland, RFC or CIBC as to which the property was estimated to have a PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading, be conditioned on satisfactory earthquake insurance or be declined.

                                      T-10
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1


                                            Top Ten Mortgage Loans
                                            ----------------------

                                                                                                             Current
                                                                                Percent     Units/            Loan     Balloon
                                                       Property    Current        of        Square             to      Loan to
Property Name                City            State     Type         Balance     Balance      Feet     DSCR    Value     Value
---------------------------- ------------    -----     ----------- -----------  -------    -------    ----   -------   --------
Campus Apartments            Philadelphia    PA        Multifamily $27,208,269  3.39%         384     1.35    66.0%     54.5%
----------------------------
17 John Street               New York        NY        Multifamily $23,370,205  2.91%         111     1.25    68.7%     62.0%
----------------------------
San Croix Apartments         Las Vegas       NV        Multifamily $19,578,662  2.44%         352     1.33    75.0%     66.7%
----------------------------
4343 Commerce Court (A) (I)  Lisle           IL        Office      $12,854,405  1.60%     167,756     1.55    66.6%     59.0%
----------------------------
1051 North Kirk Road (A)
(I)                          Batavia         IL        Industrial  $ 3,347,051  0.42%     120,004     1.55    66.6%     59.0%
----------------------------
Narco River Business
Center (A)                   Calumet City    IL        Office      $ 2,785,970  0.35%      65,394     1.55    66.6%     59.0%
----------------------------
Ryder Integrated Logistics   Auburn Hills    MI        Industrial  $18,163,497  2.26%     455,000     1.25    76.0%     69.0%
----------------------------
Holiday Inn Rochester        Henrietta       NY        Hospitality $17,664,749  2.20%         250     1.50    70.1%     60.2%
----------------------------
Nevada Street Apartments     Newark          NJ        Multifamily $15,383,326  1.92%         306     1.30    78.1%     70.2%
----------------------------
Camelot Apartments           Yuma            AZ        Multifamily $14,856,703  1.85%         456     1.20    78.6%     71.2%
----------------------------
Neurocrine Biosciences       San Diego       CA        Industrial  $14,520,520  1.81%      93,000     1.76    60.0%     53.0%
----------------------------
CSC Office Building          Southfield      MI        Office      $13,062,719  1.63%     137,954     1.25    70.3%     63.9%
----------------------------


Notes:  (1) The 4343 Commerce Court, 1051 North Kirk Road and Narco River
            Business Center loans are cross-collateralized and cross-defaulted with each other.

                                      T-11
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1


                             GEOGRAPHIC DISTRIBUTION

                     [Map Showing Geographical Distribution
                             of the Mortgage Pool]

                                      T-12
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1

Sellers
----------------------------------------------
                   No.    Aggregate      %
                    of     Current      of
                   Loans   Balance     Pool
----------------------------------------------
CIBC                58  229,963,790    28.65
MID                107  418,607,493    52.16
RFC                 60  153,977,687    19.19
----------------------------------------------
 Total:            225  802,548,970   100.00
----------------------------------------------

Current Balances
----------------------------------------------
                   No.    Aggregate     %
                    of     Current      of
                  Loans    Balance     Pool
----------------------------------------------
1 - 1,000,000      40   26,699,503      3.33
1,000,001 -        65   96,526,620     12.03
  2,000,000
2,000,001 -        42   103,877,859    12.94
  3,000,000
3,000,001 -        19   64,005,323      7.98
  4,000,000
4,000,001 -         9   40,149,133      5.00
  5,000,000
5,000,001 -        16   88,200,554     10.99
  6,000,000
6,000,001 -         9   57,725,427      7.19
  7,000,000
7,000,001 -         3   23,405,997      2.92
  8,000,000
9,000,001 -         4   38,215,216      4.76
  10,000,000
10,000,001 -       12   142,374,631    17.74
  15,000,000
15,000,001 -        4   70,790,234      8.82
  20,000,000
20,000,001 -        1   23,370,205      2.91
  25,000,000
25,000,001 >=       1   27,208,269      3.39
----------------------------------------------
  Total:          225   802,548,970   100.00
----------------------------------------------
Min: 281,659   Max: 27,208,269   Average:  3,566,884
----------------------------------------------

States
----------------------------------------------
                 No.    Cut-Off Date      %
                  of      Principal      of
                 Loans     Balance      Pool
----------------------------------------------
 California        25   108,931,238     13.57
 New York          25   108,002,779     13.46
 Pennsylvania      20    67,099,666      8.36
 Michigan          10    62,900,591      7.84
 Texas             29    61,573,243      7.67
 New Jersey        12    60,664,376      7.56
 Other            104   333,377,077     41.54
----------------------------------------------
  Total:          242   802,548,970    100.00
----------------------------------------------

Property Type
----------------------------------------------
                  No.     Aggregate       %
                  of       Current       of
                 Loans     Balance      Pool
----------------------------------------------
Retail            75    237,427,065     29.58
Multifamily       62    228,700,679     28.50
Industrial        33    132,886,278     16.56
Office            35    128,823,931     16.05
Hospitality        8    53,832,049       6.71
Self Storage       7    10,289,986       1.28
Mixed Use          4    10,094,459       1.26
Other              1       494,522       0.06
----------------------------------------------
  Total:         225    802,548,970    100.00
----------------------------------------------


Mortgage Rates (%)
----------------------------------------------
                 No.     Aggregate       %
                 of       Current        of
                Loans     Balance       Pool
----------------------------------------------
6.001 - 6.500      2    5,021,761        0.63
6.501 - 7.000     32   158,625,131      19.77
7.001 - 7.500     17   55,430,166        6.91
7.501 - 8.000     10   41,486,098        5.17
8.001 - 8.500     75   283,826,656      35.37
8.501 - 9.000     61   167,730,227      20.90
9.001 - 9.500     24   83,120,786       10.36
9.501 - 10.000     4    7,308,145        0.91
----------------------------------------------
  Total:         225   802,548,970     100.00
----------------------------------------------
  Min:  6.450 Max:  9.990   WAC:  8.104
----------------------------------------------

Original Terms to Stated Maturity (mos.)
----------------------------------------------
                  No.     Aggregate       %
                  of       Current       of
                 Loans     Balance      Pool
----------------------------------------------
  61 - 120        200    739,564,411    92.15
  121 - 180        12    40,514,719      5.05
  181 - 240        13    22,469,840      2.80
----------------------------------------------
   Total:         225    802,548,970   100.00
----------------------------------------------
  Min:  78    Max:  240     Wtd. Avg.:  124
----------------------------------------------

Remaining Terms to Stated Maturity (mos.)
----------------------------------------------
                  No.     Aggregate        %
                  of       Current        of
                 Loans     Balance       Pool
----------------------------------------------
  61 - 120        202    755,531,152    94.14
  121 - 180        10    24,547,979      3.06
  181 - 240        13    22,469,840      2.80
----------------------------------------------
  Total:          225    802,548,970   100.00
----------------------------------------------
  Min:  73    Max:  237     Wtd. Avg.:  114
----------------------------------------------

Balloon Loans
----------------------------------------------
                  No.    Cut-Off Date     %
                  of      Principal      of
                 Loans     Balance      Pool
----------------------------------------------
  Yes             210    775,686,063    96.65
  No               15     26,862,907     3.35
----------------------------------------------
  Total:          225    802,548,970   100.00
----------------------------------------------


Debt Service Coverage Ratios (x)
------------------------------------------
                No.     Aggregate     %
                of       Current      of
               Loans     Balance     Pool
------------------------------------------
  1.01 - 1.15     2    3,434,550      0.43
  1.16 - 1.25    33   132,796,085    16.55
  1.26 - 1.35   102   397,101,665    49.48
  1.36 - 1.50    51   141,572,532    17.64
  1.51 - 1.75    25   95,787,140     11.94
  1.76 - 2.00     7   25,772,460      3.21
  2.01>=          5    6,084,538      0.76
------------------------------------------
  Total:        225  802,548,970    100.00
------------------------------------------

Min: 1.05    Max: 2.35    Wtd. Avg.: 1.35
------------------------------------------

Current Loan-to-Value Ratios (%)
------------------------------------------
                No.     Aggregate      %
                 of      Current      of
                Loans    Balance     Pool
------------------------------------------
  30.1 - 40.0     3     2,783,996    0.35
  40.1 - 50.0     2     7,033,009    0.88
  50.1 - 60.0    17    41,395,088    5.16
  60.1 - 70.0    83   266,757,449   33.24
  70.1 - 80.0   120   484,579,427   60.38
------------------------------------------
  Total:        225   802,548,970  100.00
------------------------------------------

Min: 30.4   Max: 79.8    Wtd. Avg.: 70.6
------------------------------------------

Balloon Loan-to-Value Ratios (%)
------------------------------------------
                No.     Aggregate      %
                of       Current      of
               Loans     Balance     Pool
------------------------------------------
0.1 - 10.0       15    26,862,907     3.35
20.1 - 30.0       5    11,144,994     1.39
30.1 - 40.0       3    14,271,726     1.78
40.1 - 50.0      12    27,513,775     3.43
50.1 - 60.0      73   215,639,831    26.87
60.1 - 70.0      96   400,643,936    49.92
70.1 - 80.0      21   106,471,801    13.27
------------------------------------------
Total:          225   802,548,970   100.00
------------------------------------------

Min: 1.5    Max: 72.4    Wtd. Avg.: 59.9
------------------------------------------


                                      T-13
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
--------------------------------------------------------------------------------

                           $718,281,000 (Approximate)
                         PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates
                                 Series 2000-C1


                               Prepayment Protection Analysis
                     Percentage of Collateral by Prepayment Restriction

----------------------------------------------------------------------------------------------------------------
Prepayment Restrictions       June 2000     June 2001      June 2002     June 2003      June 2004     June 2005
----------------------------------------------------------------------------------------------------------------
   Locked Out                     99.26%        96.24%        92.39%         82.20%        73.92%         71.50%
   Yield Maintenance Total         0.74%         3.76%         7.61%         17.80%        25.97%         28.39%
   Penalty Points :
     5.00% and greater             0.00%         0.00%         0.00%          0.00%         0.11%          0.00%
     4.00% to 4.99%                0.00          0.00          0.00           0.00          0.00           0.11
     3.00% to 3.99%                0.00          0.00          0.00           0.00          0.00           0.00
     2.00% to 2.99%                0.00          0.00          0.00           0.00          0.00           0.00
     1.00% to 1.99%                0.00          0.00          0.00           0.00          0.00           0.00
   Open                            0.00          0.00          0.00           0.00          0.00           0.00
----------------------------------------------------------------------------------------------------------------
   TOTALS                        100.00%       100.00%       100.00%        100.00%       100.00%        100.00%
----------------------------------------------------------------------------------------------------------------
   Pool Balance
   Outstanding              802,548,970   794,133,478    785,012,585    775,126,355   764,584,580    752,981,909
   % Initial Pool Balance       100.00%        98.95%         97.81%         96.58%        95.27%         93.82%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Prepayment Restrictions       June 2006     June 2007      June 2008     June 2009      June 2010
--------------------------------------------------------------------------------------------------
   Locked Out                    70.51%        70.70%        72.70%         60.81%        69.50%
   Yield Maintenance Total       28.79%        29.18%        11.54%          4.86%        30.50%
   Penalty Points :
     5.00% and greater            0.00%         0.00%         0.00%          0.00%         0.00%
     4.00% to 4.99%               0.00          0.00          0.00           0.00          0.00
     3.00% to 3.99%               0.11          0.00          0.00           0.00          0.00
     2.00% to 2.99%               0.00          0.11          0.00           0.00          0.00
     1.00% to 1.99%               0.00          0.00          0.12           0.15          0.00
   Open                           0.60          0.00         15.65          34.17          0.00
--------------------------------------------------------------------------------------------------
   TOTALS                       100.00%       100.00%       100.00%        100.00%       100.00%
--------------------------------------------------------------------------------------------------
   Pool Balance Outstanding 740,402,625   713,858,180   651,509,838    504,156,521    32,367,599
   % Initial Pool Balance        92.26%        88.95%        81.18%         62.82%         4.03%
--------------------------------------------------------------------------------------------------

   Notes:  (1)  The  above  analysis  is based  on  Maturity  Assumptions  and a
                0% CPR as discussed in the Prospectus Supplement.
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
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representative about the investments concerned.
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